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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2002

                             TEXAS INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in the Charter)

              Delaware                      1-4887            75-0832210
-----------------------------------   ----------------  -----------------------
  (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
           Incorporation)               File Number)      Identification No.)

      1341 West Mockingbird Lane, #700W, Dallas, Texas   75247-6913
            (Address of Principal Executive Offices)     (Zip Code)

                                 (972) 647-6700
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

                                                                           Page

ITEM 9. REGULATION FD DISCLOSURE .........................................  3

SIGNATURE ................................................................  5

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ITEM 9. REGULATION FD DISCLOSURE

         On October 11, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-Q.

                    Certification of Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Quarterly Report of Texas Industries, Inc. (the "Company") on Form 10-Q for the quarterly period ended August 31, 2002 (the "Report"), I, Robert D. Rogers, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 11, 2002                   /s/ Robert D. Rogers
      ------------------                  ----------------------------------
                                          Robert D. Rogers
                                          President and Chief Executive Officer

         The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

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                    Certification of Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Quarterly Report of Texas Industries, Inc. (the "Company") on Form 10-Q for the quarterly period ended August 31, 2002 (the "Report"), I, Richard M. Fowler, Executive Vice President-Finance of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 11, 2002                    /s/ Richard M. Fowler
      -------------------                  -------------------------------------
                                           Richard M. Fowler
                                           Executive Vice President - Finance

         The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2002                TEXAS INDUSTRIES, INC.
                                      (registrant)

                                      By: /s/ Richard M. Fowler
                                      ------------------------------------------
                                      Name: Richard M. Fowler
                                      Its: Executive Vice President - Finance
                                           and Chief Financial Officer

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